Exhibit 24

POWER OF ATTORNEY

We, the undersigned, hereby constitute Charles W. Cramb, Jr. and Richard K. Willard, or either of them, our true and lawful attorneys with full power to sign for us in our name and in the capacity indicated below, this registration statement and any and all amendments and supplements thereto, including post-effective amendments, pursuant to the Securities Act of 1933, hereby ratifying and confirming our signatures as they may be signed by our attorneys or either of them, to said registration statement and to any and all amendments and supplements thereto, including post-effective amendments.

     WITNESS Our Hand and Seal on the Date set forth below.

Signatures                                       Title                              Date

/s/ JAMES M. KILTS                          Chairman of the Board               April 19, 2001
James M. Kilts                              of Directors, Chief
                                            Executive Officer and
                                            Director

/s/ EDWARD F. DEGRAAN                       President, Chief Operating          April 19, 2001
Edward F. DeGraan                           Officer and Director

/s/ CHARLES W. CRAMB, JR.                   Senior Vice President and           April 19, 2001
Charles W. Cramb, Jr.                       Chief Financial Officer

/s/ CLAUDIO E. RUBEN                        Vice President, Controller          April 19, 2001
Claudio E. Ruben                            and Principal Accounting
                                            Officer

/s/ WARREN E. BUFFETT                       Director                            April 19, 2001
Warren E. Buffett

/s/ WILBUR H. GANTZ                         Director                            April 19, 2001
Wilbur H. Gantz

/s/ MICHAEL B. GIFFORD                      Director                            April 19, 2001
Michael B. Gifford

/s/ CAROL R. GOLDBERG                       Director                            April 19, 2001
Carol R. Goldberg

/s/ DENNIS F. HIGHTOWER                     Director                            April 19, 2001
Dennis F. Hightower

/s/ HERBERT H. JACOBI                       Director                            April 19, 2001
Herbert H. Jacobi

/s/ HENRY R. KRAVIS                         Director                            April 19, 2001
Henry R. Kravis

/s/ JORGE PAULO LEMANN                      Director                            April 19, 2001
Jorge Paulo Lemann

/s/ RICHARD R. PIVIROTTO                    Director                            April 19, 2001
Richard R. Pivirotto

/s/ MARJORIE M. YANG                        Director                            April 19, 2001
Marjorie M. Yang